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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005
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                      TAKE TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                       0-29230                     51-0350842
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 (State or Other                 (Commission                 (IRS Employer
 Jurisdiction of                File Number)              Identification No.)
 Incorporation)

      622 Broadway, New York, NY                             10012
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   (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (646) 536-2842
                                                     --------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 6, 2005, Take-Two Interactive Software, Inc. (the "Company") entered into a three-year employment agreement with Paul Eibeler, which agreement provides that Mr. Eibeler will devote substantially all of his time to business of the Company as Chief Executive Officer and President. The agreement provides for Mr. Eibeler to receive an annual salary of $750,000 and a bonus at the end of each fiscal year equal to 100% of the salary in the event that he and the Company achieve certain agreed upon performance targets. In addition to options to purchase 300,000 shares that he received when he became President of the Company in April 2004, Mr. Eibeler also is to receive a grant of 75,000 shares of restricted stock (vesting over a three-year period) under the Company's Incentive Stock Program, subject to stockholder approval of an increase in the number of shares available for grant under such plan.

         The agreement provides for the Company to pay Mr. Eibeler's salary for a period of twelve months in the event his employment is terminated without cause. The agreement also provides for a lump-sum payment equal to 1.5 times Mr. Eibeler's salary and bonus in the event his employment is terminated upon a change of control of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits. 10.1 Employment Agreement dated May 6, 2005 between the Company and Paul Eibeler.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                     (Registrant)


                                     By: /s/ Karl H. Winters
                                         --------------------------------
                                         Name: Karl H. Winters
                                         Title: Chief Financial Officer


Date: May 6, 2005